Lease liabilities (Details 3) $ in Thousands	Feb. 28, 2025 USD ($)
Lease Liabilities
Not later than one month	$ 116
Later than one month and not later than three months	233
Later than three months and not later than one year	1,062
Later than one year and not later than five years	2,260
Total undiscounted lease commitments	$ 3,671